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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934




                     Date of Report - August 10, 2000 (Date
                 of earliest event reported) - (August 1, 2000)



                          FULTON FINANCIAL CORPORATION
                    -----------------------------------------
             (Exact Name of Registrant as specified in its charter)


          Pennsylvania              0-10587              23-2195389
  ----------------------------   -------------         ------------
  (State or other jurisdiction    (Commission          (IRS Employer
         of incorporation)        File Number)     Identification Number)



              One Penn Square, P.O. Box 4887, Lancaster, PA          17604
              ---------------------------------------------        ----------
              (Address of principal executive offices)             (Zip Code)


         Registrant's telephone number, including area code  (717) 291-2411
                                                             --------------

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Item 2.  Acquisition of Assets.

         On August 1, 2000, Fulton Financial Corporation ("Fulton") acquired Skylands Financial Corporation ("Skylands"), a bank holding company headquartered in New Jersey. The acquisition was accomplished by merging Skylands with and into Fulton (the "Merger"). By virtue of this acquisition, Fulton became the parent holding company of Skylands Community Bank ("SCB") which is an FDIC-insured New Jersey bank with eight offices and total assets of about $240 million. SCB is Fulton's thirteenth subsidiary bank and the sixth subsidiary bank located outside of Pennsylvania. The Merger increases Fulton's assets to approximately $6.4 billion and also increases to 160 the number of banking offices operated by Fulton's subsidiary banks.

         The Merger was consummated pursuant to the previously-announced Agreement and Plan of Merger, dated as of February 23, 2000, and amended and restated as of May 1, 2000 (the "Merger Agreement), between Fulton and Skylands. In accordance with the terms of the Merger Agreement, each of the 2,533,889 issued and outstanding shares of the $2.50 par value common stock of Skylands has been converted into .819 shares of the $2.50 par value common stock of Fulton ("Fulton Common Stock"). Former stockholders of Skylands will receive cash in lieu of fractional shares of Fulton Common Stock at the rate of $20.25 per share. All Skylands' options to purchase its common stock outstanding on the closing date have been converted to options to acquire Fulton's Common Stock pursuant to the Merger Agreement.

         Pursuant to General Instruction F to Form 8-K, the Press Release dated August 2, 2000, announcing the consummation of the Merger attached to this Current Report as Exhibit 99.1 is hereby incorporated herein by reference.

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Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Business Acquired.

         The acquisition of Skylands by Fulton does not involve a "significant amount of assets" under the instructions of Form 8-K and thus no financial statements of Skylands are required to be filed as part of this Report.

         (b)  Pro Forma Financial Information

         The acquisition of Skylands by Fulton does not involve a "significant amount of assets" under the instructions of Form 8-K and thus no pro forma financial information with respect to Skylands is required to be filed as part of this Report.

         (c)  Exhibits.

         Pursuant to Item 7(c) of Form 8-K, Fulton hereby files the following required exhibits in accordance with Item 601 of Regulation S-K:

         Number          Title
         ------          -----

           *2 Agreement and Plan of Merger, dated as of February 23, 2000, and amended and restated as of May 1, 2000, between Fulton Financial Corporation and Skylands Financial Corporation.

         99.1   Press Release dated August 2, 2000









-----------
* Previously filed as an exhibit to the Registration Statement on Form S-4, filed June 12, 2000 (File No. 333-37718).

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                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, Fulton Financial Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FULTON FINANCIAL CORPORATION


                                              By: \s\ Rufus A. Fulton, Jr.
                                                 -------------------------
                                                      Rufus A. Fulton, Jr.
                                                      Chairman, President and
                                                      Chief Executive Officer

Date:  August 10, 2000

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                                  EXHIBIT INDEX


                                Required Exhibits
                                -----------------

Number            Title                                          Page (in accordance with
------            -----                                          sequential numbering system)
                                                                 ----------------------------
 *  2            Agreement and Plan of Merger, dated as of
                 February 23, 2000, and amended and restated
                 as of May 1, 2000, between Fulton Financial
                 Corporation and Skylands Financial Corporation.


   99.1          Press Release dated August 2, 2000













------------
* Previously filed as an exhibit to the Registration Statement on Form S-4, filed June 12, 2000 (File No. 333-37718).

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